UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2009
BFC FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4900
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     BFC Financial Corporation (the “Company”) is filing this Current Report on Form 8-K to present its consolidated financial statements for the years ended December 31, 2006 through 2008 and its selected consolidated financial statements for the years ended December 31, 2004 through 2008, both of which have been recast from the presentation included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the Company’s previously reported implementation of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160, which the Company implemented on January 1, 2009, established new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The Company’s implementation of SFAS No. 160 had no impact on the Company’s total assets or liabilities, nor did it impact the Company’s revenues, earnings (losses) or cash position. Rather, the Company’s consolidated statements of financial condition have been recast solely to include “Noncontrolling interest” as a separate item in the equity section, and the Company’s consolidated statements of operations, consolidated statements of comprehensive income (loss) and consolidated statements of shareholders’ equity have been recast solely to separately present the amount attributable to noncontrolling interests and the amount attributable to the Company. The Company’s recast selected consolidated financial statements for the years ended December 31, 2004 through 2008 are filed as Exhibit 99.1 hereto (“Item 6. Selected Consolidated Financial Data”), and the Company’s recast consolidated financial statements for the years ended December 31, 2006 through 2008 are filed as Exhibit 99.2 hereto (“Item 8. Financial Statements and Supplementary Data”).
     Bluegreen Corporation (“Bluegreen”), which is considered a significant investee of the Company and the financial statements of which are required to be filed with the Company’s Annual Reports on Form 10-K, also implemented SFAS No. 160 on January 1, 2009 and recast its consolidated financial statements for the years ended December 31, 2006 through 2008 to reflect such implementation. Bluegreen’s implementation of SFAS No. 160 likewise did not impact its total assets or liabilities or its revenues, earnings (losses) or cash position, but rather required Bluegreen to recast its consolidated statements of financial condition and consolidated statements of operations in substantially the same manner as described above with respect to the Company. Bluegreen’s recast consolidated financial statements for the years ended December 31, 2006 through 2008 are filed as Exhibit 99.3 hereto.
     The Company’s and Bluegreen’s consolidated financial statements included in their respective Quarterly Reports on Form 10-Q for the quarter ended March 31, 2009 were presented in accordance with SFAS No. 160.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
23.1	Consent of Independent Registered Certified Public Accounting Firm
23.2	Consent of Independent Registered Public Accounting Firm
99.1	Item 6. Selected Consolidated Financial Data
99.2	Item 8. Financial Statements and Supplementary Data
99.3	Consolidated Financial Statements of Bluegreen Corporation for the years ended December 31, 2006 through 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION
Date: July 17, 2009	By:	/s/ John K. Grelle
John K. Grelle,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Certified Public Accounting Firm
23.2	Consent of Independent Registered Public Accounting Firm
99.1	Item 6. Selected Consolidated Financial Data
99.2	Item 8. Financial Statements and Supplementary Data
99.3	Consolidated Financial Statements of Bluegreen Corporation for the years ended December 31, 2006 through 2008

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